Exhibit 99.1

Singularly on HBV May 2019 Focused NASDAQ: ABUS www.arbutusbio.com

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential for HBV to have a larger market opportunity than HCV; our ability to meet a significant unmet medical need; our path to a potential clinical combination in 2020; the sufficiency of our cash and cash equivalents to extend into 2020; our ability to develop a curative regimen for HBV and unlock significant market growth opportunities; our expectations regarding the initiation, timing and completion of preclinical studies and clinical trials; our expectation for top-line safety and efficacy results from an interim analysis of the initial Phase 1a/1b clinical trial of AB-506 in July 2019 and our intention for there to be additional dosing cohorts in combination with NA in the second half of 2019; our expectation to make a decision regarding AB-452 clinical development in early 2020; our expectation to initiate a Phase 2a dose-finding and long-term safety trial of AB-506 late in the second half of 2019; the potential initiation of a Phase 1 clinical trial for AB-729 in the second half of 2019 with top line single-dose HBV data and top line multi-dose HBV data available in 2020; the trajectory for inclusion of AB-506 in a multi-drug combination regimen with AB-729 in 2020; our goal to have a second generation candidate nominated by the end of 2019; and the timeline to a combination cure for HBV. With respect to the forward-looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things: the timely receipt of expected payments; the effectiveness and timeliness of preclinical studies and clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the continued demand for Arbutus’ assets; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Forward-looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include, among others: anticipated pre-clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products; economic and market conditions may worsen; and market shifts may require a change in strategic focus. A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K and Arbutus' periodic disclosure filings which are available at www.sec.gov and at www.sedar.com. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. NASDAQ: ABUS www.arbutusbio.com 2

Investment Highlights

Singular therapeutic focus - curing chronic Hepatitis B Virus (HBV)

Significant **unmet medical** need in **HBV**	Team with antiviral **expertise & proven track** record	Robust HBV **Portfolio**	Strong **Financial** Position	**Genevant** liberates value from delivery technology
Global HBV prevalence double that of HCV, potential for larger market opportunity	**Applying knowledge gained from HIV and HCV success to find HBV cure through proprietary drug combinations**	**HBV assets generating clinical data, leading to clinical combination in 2020**	**$111M cash at 3/31/19 extends runway into 2020 Onpattro royalty represents non-dilutive capital**	**Strategic spin out of LNP and conjugate delivery technologies to support new RNA therapeutics company**

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

HCV: Hepatitis C Virus | **LNP:** Lipid Nanoparticle

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Proven Leadership Team Mark J. Murray, PhD Gaston Picchio, PhD Chief Development Officer President & CEO Successful track records in both the discovery and development of multiple antivirals: sofosbuvir, etravirine, rilpivirine, telaprevir and simeprevir David C. Hastings Chief Financial Officer Michael J. Sofia, PhD Chief Scientific Officer NASDAQ: ABUS www.arbutusbio.com 4

HBV Lifecycle Illustrates Key Points for Intervention A combination of agents with complementary MOA is needed to cure HBV 1 – NA 2 – AB-506 3 – AB-729 3 – RNA destabilizer 2 3 1 2 NASDAQ: ABUS www.arbutusbio.com

Keys to Therapeutic Success Reduce/Suppress Viral DNA & Antigens 1 Block Replication    NA Capsid Inhibitor RNAi Block HBsAg  RNAi  RNA Destabilizer Address cccDNA Suppress HBV DNA and viral antigens   Capsid Inhibitor cccDNA inhibitor Leading to an Reawaken host immune response Therapeutic success will require a combination of agents with complementary MOAs. HBV CURE Reactivate by HBsAg Reduction RNAi RNA Destabilizer Activate  PD-L1 antagonist  PegIFN Reawaken/Boost Host Immune Response 2 NASDAQ: ABUS www.arbutusbio.com MOA: Mechanism Of Action | NA: Nucleot(s)ide Analog |PegIFN: Pegylated Interferon | HBsAg: HBV Surface Antigen 6

Arbutus HBV Pipeline Lead Op Phase I Development IND Enabling HV HBV Phase II HBV DNA Suppression AB-506 Capsid Inhibitors 3rd gen HBsAg Reduction RNAi AB-729 AB-452 RNA Destabilizers 2nd Gen Immune Reawakening PD-L1 1st gen cccDNA 1st gen 7 NASDAQ: ABUS www.arbutusbio.com

Capsid Inhibitor: Blocking HBV Replication Reduce Viral DNA & Antigens HBV Replication cccDNA Formation Driving HBV DNA to undetectable, in the serum and in the liver is a key to therapeutic success in HBV Reduced HBsAg Immuno-modulation Reawaken Immune Response NASDAQ: ABUS www.arbutusbio.com 8

AB-506 – Capsid Inhibitor AB-506 shows preclinical potency and PK profile consistent with best in class agents    Active against all genotypes & NA resistant variants Once daily dosing Complementary with HBsAg reducing agents AB-506 Potently Reduces HBV DNA in Serum and Inhibits Liver HBV DNA more than ETV V e h i c l e 1 0 m g / k g 3 0 m g / k g 1 0 0 m g / k g Clinical Development S e r u m L i v e r  Phase 1a / 1b – topline data first two cohorts July ’19  Additional dosing cohorts in combination w/ NA 2h ’19 1 . 5 1 . 5 7 1 . 0 1 . 0  Phase 2 initiation Q4’19, to support and inform combination regimen: 6 - - - Dose finding (w/ NA) Establish long term safety (w/ NA) Determine long term impact on DNA, cccDNA / HBsAg suppression 0 . 5 0 . 5 5 4 0 . 0 0 . 0 - 1 0 1 2 3 4 5 6 7 A B - 5 0 6 1 0 m g / k g E T V 1 0 0 n g / k g S t u d y D a y  Inclusion with AB-729 in a combination regimen 2020 In vivo antiviral activity of AB-506. A) Reduction in serum HBV DNA is dose responsive following AB-506 administration. B) AB-506 surpassed ETV at inhibiting liver HBV DNA, at dosages where the serum HBV DNA inhibition was equivalent (data relative to vehicle at Day 7) NASDAQ: ABUS www.arbutusbio.com PK: Pharmacokinetics | ETV: Entecavir 9 L O G H B V D N A I n h i b i t i o n S e r u m H B V D N A ( L O G c o p i e s / m L ) L O G H B V D N A I n h i b i t i o n

Driving Down HBsAg Is A Key to Therapeutic Success in HBV Reduce/Suppress Viral DNA & Antigens HBV Replication HBsAg cccDNA Formation • HBsAg is responsible for immune exhaustion Replication inhibitors do not block HBsAg production Reduced HBsAg • Immunotherapy Reawaken/Boost Immune Response NASDAQ: ABUS www.arbutusbio.com 10

AB-729 RNAi Therapeutic Single trigger RNAi agent targeting all HBV transcripts Inhibits HBV replication and lowers all HBV antigens  Potent HBsAg reduction in preclinical models Pan-genotypic activity across HBV genotypes Proprietary GalNAc-conjugate delivery technology provides liver targeting and enables subcutaneous dosing Duration of HBsAg reduction supports once per month dosing Demonstrated complementarity with capsid inhibitors “IND” enabling studies complete, CTA filed in several countries NASDAQ: ABUS www.arbutusbio.com 11 Polymerase, Core Ag, e Ag, pgRNA sAg sAg HBx

AB-729 In Vivo Single Dose Response & Duration Clear dose response in AAV mouse model 4 3 Saline 1 mg/kg 3 mg/kg 9 mg/kg 2 Mean (n=5) ± SD 1 Achieves maximum HBsAg reduction possible in this model 0 LLOQ -1 Duration supports a clinical dosing frequency of once per month 0 2 4 6 8 10 1 dose siRNA Weeks After One SC Dose AB-729 also reduces HBV RNA, HBV DNA and e-antigen NASDAQ: ABUS www.arbutusbio.com 12 Serum HBsAg (Log IU/mL)

Small Molecule HBV RNA HBV RNA reduction leads to interference in viral gene expression, DNA replication, and virion assembly Destabilizers AAV mouse model PO dosing 1 0 0 1 0  Dose-dependent reduction in HBsAg 1 0 1 2 3 S t u d y 4 D a y 5 6 7  HBsAg reduction correlates with reductions in liver HBV RNAs 1 2 5 U n tr e a te d V e h i c le 0 . 1 m g / k g 0 . 3 m g / k g 1 m g / k g 1 0 0 7 5 5 0 2 5 0 NASDAQ: ABUS www.arbutusbio.com 13 S e r u m H B s A g ( % B a s e l in e ) L i v e r H B V R N A ( % U n t r e a t e d )

AB-452 and RNA Destabilizer Program

Multiple evaluations underway to support AB-452 and RNA destabilizer program next steps

Completed

- ✓ IND enabling studies and 28 day toxicology
- ✓ AB-452 mechanism of action studies demonstrating AB-452 causes HBV mRNA poly A tail shortening
- ✓ Host protein knock out causes no cellular tox
- ✓ Host gene expression studies indicating that AB-452 has no detectable effect on host cell mRNAs

Ongoing

- *In vitro* target engagement and target-based cell viability evaluations
- Additional, specialized *in vitro* and *in vivo* non-clinical safety assessments
- In depth DMPK evaluations
- 90 day toxicology studies, two species

Multiple small molecule chemotypes under investigation to **maximize program opportunity**

Anticipated go/no go decision for AB-452 clinical development in **early 2020**

2nd gen compound nomination expected 4Q '19

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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Preclinical Combination In Humanized Mouse Model RNAi + Capsid inhibitor containing regimens result in HBV DNA and HBsAg reductions Serum HBsAg Serum HBV DNA Treatment for 6 weeks Dosage Route Frequency Capsid Inhibitor 8 100 mg/kg PO BID 3 ETV 1.2 µg/kg PO QD 7 PegIFN 30 µg/kg SQ 2×/wk RNAi 3 mg/kg IV biweekly 2 6 Key RNAi + Capsid Inhibitor + ETV RNAi + Capsid Inhibitor + PegIFN Vehicle Capsid Inhibitor + PegIFN 5 1 0 7 14 21 Day 28 35 42 0 7 14 21 Day 28 35 42 NASDAQ: ABUS www.arbutusbio.com 15 HBsAg (Log10 IU/mL) HBV DNA (Log10 copies/mL)

Drug Combination Analysis Capsid Inhibitor + Antigen Inhibitor of AB-506 + AB-729 50 Moderate Synergy Strong Synergy Minor Synergy HBV-infected primary human hepatocytes Interpretive guidelines as per Prichard & Shipman 1990 NASDAQ: ABUS www.arbutusbio.com 16 Assayed Marker Inhibitor A Inhibitor A EC AB-729 EC50 (µg/mL) Synergy Volume (%) Antagonism Volume (%) Conclusion HBV-DNA TAF (µM) 0.08 <0.12 88.42, 2.46 -1.1, -2.33 Additive to HBsAg 4.12 <0.12 0, 0 -2.46, -1.74 Additive HBV-DNA PegIFN -alpha2a (IU/mL) 1.19 <0.12 0, 8.59 -15.53, -0.19 Additive HBsAg 12.91 <0.12 0, 0.02 0, -2.74 Additive HBV-DNA AB-506 (µM) 0.08 <0.12 106.05, 17.24 0, 0 Additive to HBsAg >4.00 <0.12 2.33, 0 0, 0 Additive HBV-DNA AB-452 (µM) 0.01 <0.12 45.01, 4.55 0, 0 Additive to HBsAg 0.01 <0.12 0, 0 -22.78, -16.16 Additive

Potential Path to a **Combination HBV Cure**

Drive to undetectable HBV DNA and HBsAg



2019
2020
2021
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
AB-506*
Capsid inhibitor
** Start dates approximate*
Multi-dosing HBV cohorts
Phase 2 Long term safety / efficacy 506 + NA
AB-729 *
GalNac-RNAi
** Start dates approximate*
Safety / Efficacy - HV / HBV Pts
Multi-dosing - HBV Pts
AB-506 + AB-729*
Combination (w/ NA)
** Start dates approximate*
Phase 2 combo study (AB-506 & AB-729)

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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Key Catalysts for 2019 - 2020

2H 2019				2020		
AB-729 Initiation of Phase 1 study	**AB-506** Top line Phase 1a/1b data	**AB-506** Additional multi-dosing cohorts	**AB-506** CTA filing to Initiate Phase 2 study	**AB-729** Top line Single-dose HBV data	**AB-729** Top line multi-dose HBV data	**Combo Study** AB-729 +AB-506 w/ NA in HBV pts

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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